UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2021

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange
Corporate Units	SWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendment to the Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2021, the Board of Directors of Stanley Black & Decker, Inc. (the “Company”) approved an amendment to the Restated Certificate of Incorporation (the “Amendment to the Restated Certificate of Incorporation”) to 1) allow shareholders to act by written consent; 2) eliminate supermajority vote provisions applicable to the Company under the Connecticut Business Corporation Act; 3) eliminate supermajority vote provisions of capital stock related to approval of business combinations with interested shareholders and clarify when no shareholder vote is required and 4) adopt a majority voting standard in an uncontested election of Directors (the “Charter Amendment”).

The Charter Amendment was previously approved by the Board of Directors (the “Board”) of the Company, subject to shareholder approval, and approved by the Company’s shareholders at the Annual Meeting, as further described in Item 5.07 below. Following such approvals, the Charter Amendment became effective upon the filing of the Amendment to the Restated Certificate of Incorporation with the Secretary of the State of the State of Connecticut on May 12, 2021.

Additionally, on May 12 the Board approved an amendment to the current Bylaws of the Company (the “Amended and Restated Bylaws”), following the shareholder approval of the Charter Amendment. The Amended and Restated Bylaws reflect corresponding changes as a result of the Charter Amendment, including certain changes related to the process and procedures for the ability of shareholders to call special meetings consistent with the process and procedures for the ability of shareholders to act by written consent and a director resignation policy if a director fails to receive the support of a majority of votes cast in an uncontested election. In addition, the Amended and Restated Bylaws updated the advance notice provision with additional information requirements. The Amended and Restated Bylaws became effective as of May 12, 2021.

The foregoing description of the amendments to the Restated Certificate of Incorporation and Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to the Restated Certificate of Incorporation and the Amended and Restated Bylaws. Copies of the Amendment to the Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Shareholders held on May 10, 2021, the shareholders took the following actions:

•	Elected each director nominated to serve until the 2022 Annual Meeting

•	Approved the compensation of the named executive officers on an advisory basis

•	Approved the selection of Ernst & Young LLP as the Registered Independent Public Accounting Firm for fiscal year 2021

•	Approved an amendment to the Certificate of Incorporation to allow shareholders to act by written consent

•

Approved amendments to the Certificate of Incorporation to eliminate supermajority vote provisions applicable to the Company under the Connecticut Business Corporation Act and for approval of certain business combinations

•	Approved an amendment to the Certificate of Incorporation to permit majority voting for the election of directors

Proposal 1: The following Directors were elected at the meeting based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Andrea J. Ayers	129,525,891	1,327,230	160,631	8,495,715
George W. Buckley	113,576,436	17,272,908	164,408	8,495,715
Patrick D. Campbell	104,250,024	26,590,051	173,677	8,495,715
Carlos M. Cardoso	127,947,155	2,877,870	188,727	8,495,715
Robert B. Coutts	127,325,373	3,505,204	183,175	8,495,715
Debra A. Crew	129,160,890	1,696,357	156,505	8,495,715
Michael D. Hankin	130,194,273	646,214	173,265	8,495,715
James M. Loree	129,707,383	1,157,607	148,762	8,495,715
Jane M. Palmieri	130,431,196	427,775	154,781	8,495,715
Mojdeh Poul	130,374,967	446,361	192,424	8,495,715
Dmitri L. Stockton	128,520,197	2,315,624	177,931	8,495,715
Irving Tan	129,770,832	1,067,460	175,460	8,495,715

Proposal 2: The Shareholders approved, on an advisory basis, the compensation of the Registrant’s named executive officers based on the following votes:

For	Against	Abstain	Broker Non-Votes
122,399,382	8,223,615	390,755	8,495,715

Proposal 3: The Shareholders approved Ernst & Young LLP as the Registrant’s registered independent public accounting firm for the 2021 fiscal year based on the following votes:

For	Against	Abstain
132,281,228	7,082,734	145,505

Proposal 4: The Shareholders approved the proposal to amend the Certificate of Incorporation to allow shareholders to act by written consent based on the following votes:

For	Against	Abstain	Broker Non-Votes
130,295,200	461,330	257,222	8,495,715

Proposal 5: The Shareholders approved the proposal to amend the Certificate of Incorporation to eliminate supermajority vote provisions applicable to the Company under the Connecticut Business Corporation Act based on the following votes:

For	Against	Abstain	Broker Non-Votes
130,105,559	640,042	268,151	8,495,715

Proposal 6: The Shareholders approved the proposal to amend the Certificate of Incorporation to eliminate supermajority vote provisions of capital stock related to approval of business combinations with interested shareholders and clarify when no shareholder vote is required based on the following votes:

	For	Against	Abstain	Broker Non- Votes
Common Shares	130,055,101	682,787	275,864	8,495,715
Preferred Shares	972,987	140	385	0

Proposal 7: The Shareholders approved the proposal to amend the Certificate of Incorporation to adopt a majority voting standard in an uncontested election of Directors based on the following votes:

For	Against	Abstain	Broker Non-Votes
130,229,033	556,914	227,805	8,495,715

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Amendment to the Restated Certificate of Incorporation, effective May 12, 2021.

3.2	Amended and Restated Bylaws, effective May 12, 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC. (Registrant)

Date: May 13, 2021	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary